                                                CONFIDENTIAL TREATMENT REQUESTED

                                                                  EXHIBIT 10.16

                            DISTRIBUTION AGREEMENT
                            ----------------------

          This Agreement is made and entered into between CUE Paging Corporation, a Delaware corporation, with its principal offices at 2737 Campus Drive, Irvine, California ("CUE") and Satellink Paging, Inc., with its principal place of business at 12 Perimeter Center East, Suite 1200, Atlanta, Georgia (the "Distributor").

          WHEREAS, CUE provides National Telecommunication Services using 57 KHz subcarriers of FM broadcast stations and offers nationwide network services which qualify under Part 90 of the Federal Communications Commission's Rules and Regulations;

          AND WHEREAS, the Distributor offers cellular telephone and/or paging services and wishes to purchase Airtime and Network services from CUE to offer nationwide and regional paging services in the Metropolitan Statistical Areas ("MSA"), indentified in Schedule "A;"

          NOW THEREFORE, in consideration of the foregoing and the representations and warranties contained in this Agreement, the parties agree as follows:

          1.   Exclusivity.   CUE hereby grants to the Distributor the exclusive
               -----------
right to purchase Airtime and Network services from CUE in the MSA for the purpose of providing regional paging and the non-exclusive right to purchase Airtime and Network services for the purpose of providing nationwide paging in the MSA.

          1.1  The Distributor agrees:

               (a) not to provide paging services using the CUE Network to subscribers not located in the MSA;

               (b) not to use FM subcarrier pagers other than pagers supplied by CUE pursuant to paragraph 8 of this Agreement during the first two (2) years of this Agreement; and

               (c) not to use an FM subcarrier Network other than the CUE Network or to purchase Airtime and Network services from any supplier other than CUE during the term of this Agreement.

          2.   Network Charges. The Distributor agrees to purchase Network
               ---------------
services for FM subcarrier paging exclusively from CUE and to pay CUE pursuant to Schedule "B":

          (a) A one-time installation charge of $____________, payable on execution of this Agreement or on the date the regional FM subcarrier transmitter commences, whichever is later; and

          (b)  a monthly charge of $________________.

     3.   Airtime Charges. The Distributor agrees to purchase Airtime on the CUE
          ---------------
Network at a rate of $*** per month per pager for nationwide service and $*** per month per pager for regional service provided that:

          (a) the minimum average Airtime charge per pager shall be at least $*** per month; and

          (b) The minimum amount paid to CUE for Airtime by the Distributor shall be $*** per month per MSA.

     3.1 The Distributor agrees to provide within fifteen (15) days after execution of this Agreement a list of all pager cap codes in service in the MSA and to provide the additions and deletions on the 30th day of each month thereafter during the term of this Agreement.

     4.   Price Increases. It is agreed that the monthly Airtime and Network
          ---------------
charges set out in Paragraphs 2 and 3 above shall remain constant for year 1990 at the prices set out therein, Thereafter, these charges may be increased at the sole discretion of CUE provided that the price increase in any year will not exceed the increase in the United States All Cities Consumer Price Index for that year over the previous year.

     5.   Telephone Charges. The Distributor agrees to pay CUE the amount of
          -----------------
$*** per month for each regional pager processed through CUE's paging terminal to reimburse CUE for long distance phone charges incurred by CUE in providing regional service to the Distributor.

     6.   Effective Date. The monthly Network charge referred to in Paragraph
          --------------
2(b) and the Airtime charges referred to in Paragraphs 2(b), 3 and 5 commence on the date this Agreement is executed or on the date the regional FM subcarrier transmitter commences, whichever is later.

     7.   Cooperative Marketing Program. The Distributor and CUE each agree to
          -----------------------------
fund a national advertising program by an

*** Denotes portions omitted pursuant to a request for confidential treatment.

amount equal to $*** per month per pager using the CUE Network in the MSA. This amount shall be paid monthly and shall be used to fund national marketing activities of mutual benefit of the Distributor and CUE.

          8.   Equipment Supply. CUE agrees to supply the Distributor with
               ----------------
pagers which operate on the CUE Network at a price of $*** per pager, payable within thirty (30) days of shipment by CUE of such pagers, provided that the
Distributor:

               (a) provides CUE with monthly ninety (90) day rolling forecasts indicating the number of pagers that the Distributor desires to purchase or lease from CUE;

               (b) purchases FM subcarrier pagers exclusively from CUE during the first two (2) years of this Agreement; and

               (c) does not resell or re-lease the pager to any other party except end users or supply pagers to subscribers not located in the MSA identified in Schedule "A,"

          8.1. Equipment Lease. CUE shall also supply such pagers on a
               ---------------
thirty-six (36) month lease at $*** per month provided that:

               (a) the Distributor meets the usual commercial credit requirements imposed by third party leasing organizations; and

               (b) the Distributor meets all the requirements specified in paragraphs 8(a), 8(b) and 8(c).

          8.2  Rolling Forecast. In each rolling forecast, the number of pagers
               ----------------
forecasted for the first thirty (30) days shall be 100% firm, the number of pagers forecasted for the second thirty (30) days shall be 75% firm and the number of pagers forecasted for the third thirty (30) day period shall be 50% firm.

          8.3 The rolling forecast is to be provided by the Distributor to CUE by the 15th day of each and every month during the term of this Agreement. The first rolling forecast will be provided to CUE on the fourteenth (14th) day after the execution of this Agreement.

*** Denotes portions omitted pursuant to a request for confidential treatment.

          8.4  Price Increases.  The price for the pager, specified in Paragraph
               ---------------
6 above, shall remain constant in the years 1990 and 1991 and thereafter may be changed at the sole discretion of CUE provided that the price change shall not exceed the change in the United States All Cities Consumer Price Index for each year after 1991 over 1990.

          9.   Regular Warranty. CUE warrants all pagers supplied hereunder
               ----------------
against defects in material and workmanship. CUE further warrants that the pagers will respond correctly to at least forty-eight (48) of fifty (50) pages when tested under laboratory conditions (the performance standard). CUE will repair or replace all pagers sold hereunder that are defective in material or workmanship warranted under normal conditions of service (defined as including normal wear and tear, but excluding abuse or improper treatment) or fail to meet the performance standard at any time within one year of delivery. CUE and the Distributor agree that the failure of products to meet the performance standard either when delivered to the buyer or after a period of service will impose costs on the Distributor very difficult or impossible to determine precisely. Accordingly, CUE agrees to pay the Distributor liquidated damages of $5.00 for each unit in excess of 1.5% of those delivered in any month that fails to meet the performance standard when received and further agrees to pay the Distributor liquidated damages of $15.00 for each unit in excess of 10% of those delivered in any month that under normal conditions of service fails to meet the performance standard within one year of receipt by the buyer.

          9.1  Extended Warranty. CUE will agree to extend the foregoing
               -----------------
warranty for one year periods up to a total of three years for an annual fee not to exceed 10% of the Distributor's original sales price.

          9.2  Limitation of Warranty.  The aforesaid warranties are expressly
               ----------------------
in lieu of all other conditions and warranties, express, implied or statutory, including without limitation any implied warranties of merchantability or of fitness and all other obligations and liabilities of CUE with respect to any defect or deficiency applicable to or resulting directly or indirectly from the products supplied hereunder whether in contact or in tort or otherwise. CUE's warranty liability shall under no circumstances exceed the invoice price of any product for which the warranty claim is made, nor shall CUE in any event be liable for consequential or special damages or lost profits. In the absence of evidence satisfactory to CUE as to the actual date of sales of any product for use, such date shall for the purpose of this paragraph be deemed to be sixty (60) days from the date of sale to the Distributor.

          10.  Payment Terms.  Payment for equipment or services will be due
               -------------
within thirty (30) days of receipt and in the event of any failure to pay within this term the Distributor shall provide CUE with a Letter of Credit in an amount equal to all future pager orders, which Letter of Credit shall be implemented prior to shipment.

          10.1 The Distributor agrees to pay CUE interest on any amounts unpaid after the thirty (30) day period at the rate of prime plus two (2%) percent.

          11.  National Accounts. The Distributor agrees that it will
               -----------------
participate in the National Accounts Program described in Paragraph 11.1 below.

          11.1 The Distributor agrees that the National Accounts specified in the attached Schedule "C" shall be billed by CUE directly and such National Accounts shall be CUE-owned subscribers provided that:

               (a) in the event the Distributor sells paging services in its MSA to a National Account, the Distributor shall receive a one-time fee of $*** per National Account, if

                    (i) the account has not already been signed by CUE as a National Account;

                    (ii) the Distributor signs the National Account to an agreement on CUE's National Account Program; and

                    (iii) the aggregate orders in the first six (6) months are for a minimum of *** pagers;

               (b) the Distributor will also receive a commission of $*** per month for each National Account pager sold and installed in the Distributor's MSA so long as such pagers are active and paid for;

               (c) the Distributor will receive a commission of $*** per month for each pager sold to a

*** Denotes portions omitted pursuant to a request for confidential treatment.

                    National Account signed by the Distributor where the pager is located outside the MSA; and

               (d) the Distributor will receive a service fee of $*** per month per pager for each National Account pager shipped into the MSA as a result of the sale by CUE or another Distributor to such National Account.

          12.  National Message Center.  The Distributor agrees to provide all
               -----------------------
nationwide subscribers with access to the CUE National Message Center. The Distributor shall pay to CUE an amount equal to $*** per minute for use of such services.

          13.  Default.  In the event the Distributor defaults with respect to
               -------
any of the terms or conditions of this Agreement, including all amendments, schedules and the two promissory notes attached hereto and incorporated herein by reference, or fails to make any payment required hereunder for thirty (30) consecutive days, upon notice from CUE, the Distributor shall transfer to CUE all of the Distributor's current subscribers (or customers) using or being provided with nationwide or regional services in the MSA. All contracts, billing data and other pertinent information shall be transferred to CUE within ten (10) days of the notice from CUE.

          13.1 Upon transferring current subscribers to CUE, and CUE finding such subscribers acceptable, the Distributor shall receive compensation equal to $*** per pager, which compensation shall be first applied to any outstanding indebtedness to CUE. In the occurrence of an Event of Default, the Distributor not only agrees to transfer the Distributor's subscribers to CUE as provided for in paragraph 13 above, but also agrees to cease using any CUE service mark, trademark and/or name in the MSA.

          14.  Other Agreements.  The Distributor agrees not to enter into any
               ----------------
agreements relating to paging except local paging with companies engaged in supply of paging services without CUE's prior written approval.

          15.  Government Regulations.  Services provided under this Agreement
               ----------------------
by both parties shall be in accordance with all applicable rules and regulations of the Federal Communications Commission and any applicable State Regulatory Commission.

*** Denotes portions omitted pursuant to a request for confidential treatment.

          16.  Control of Network. It is understood that the control and
               ------------------
responsibility for the standards and quality of nationwide and regional data distribution services supplied by CUE shall be retained, rest and remain solely the prerogative and obligation of CUE. No provision of this Agreement shall be construed as vesting in the Distributor any control whatsoever of CUE's radio communication facilities and operations. The Distributor shall promptly, upon the day of receipt, report to CUE any complaints received from subscribers relating to the nationwide or regional services provided by CUE under this Agreement.

          17.  Service. Each party shall make reasonable efforts to provide
               -------
continuous, uninterrupted and errorless services to the other hereunder, but in no event shall the providing party be liable to the receiving party for damages incurred by it or its subscribers on account of any failure to provide such services.

          18.  No Representations or Warranties. Except as provided in Paragraph
               --------------------------------
9 of this Agreement, the Distributor shall not make any representations or warranties, either express or implied, in regard to the nationwide and regional services or pagers provided by CUE hereunder. The nationwide and regional services and/or pagers shall carry only such warranties as shall be provided in writing by CUE. CUE MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NATIONWIDE AND REGIONAL SERVICES OR THE PAGERS PROVIDED HEREUNDER.

          19.  Independent Contractors. The respective parties hereto are
               -----------------------
independent contractors and nothing herein shall be deemed to create a relationship of partnership, joint venture, principal and agent or franchisee. This Agreement does not entitle either party to make commitments of any kind for the account of the other party as agent or otherwise or to assume or create any obligations, express or implied, on behalf of the other party, or to bind the other party in any respect, and each party agrees to, and will, indemnify and hold the other party harmless in this regard.

          20.  Coverage of Signal. CUE's Nationwide Network shall provide
               ------------------
adequate coverage for nationwide and regional services in the MSA to the Distributor. On execution of this Agreement, the Distributor shall have satisfied itself that coverage being provided by CUE in the MSA is adequate to meet the business requirements of the Distributor. CUE shall be under no obligation to expand the CUE Network or the paging signal in the

MSA unless such obligation is agreed to in writing by the parties and attached hereto as a Schedule to this Agreement.

          21.  Termination. If the Distributor violates any provisions of this
               -----------
Agreement, including all amendments and exhibits hereto, or fails to perform any obligations hereunder and if upon being given thirty (30) days' written notice by CUE of such violation, the Distributor does not correct any such violation, or if such violation is willful, then CUE shall have the right of cancellation of this Agreement by giving the Distributor sixty (60) days' written notice. If this occurs, CUE shall have the right to require the Distributor to transfer its subscribers to CUE in accordance with the provisions of Paragraph 13 above. Such an occurrence will constitute an Event of Default as defined in the promissory notes copies of which are attached hereto and entitles CUE to all rights and remedies provided herein.

          21.1 If CUE violates any provision of this Agreement or fails to perform any obligations hereunder and if upon being given thirty (30) days' written notice by the Distributor of such violation CUE does not correct any such violation, or if such violation is willful, then the Distributor shall have the right of cancellation of this Agreement by giving CUE sixty (60) days' written notice.

          21.2 Notwithstanding the provisions of Paragraph 21 above, this Agreement shall automatically terminate, at the option of CUE, upon the occurrence of (1) the Distributor ceasing to provide nationwide or regional services hereunder for any reason, (2) the Distributor making any general assignment or trust mortgage for the benefit of creditors or is adjudged a bankrupt, or (3) transfer of ownership or control of the Distributor. In such event, CUE shall have an immediate right to cancel this Agreement.

          21.3 The parties recognize that the services offered by both parties are communications services and that the termination of this Agreement cannot be permitted to interfere with the continuity of such services to all subscribers. Therefore, termination of this Agreement shall be effected in such "best efforts" manner by both parties as to avoid, insofar as possible, any interruption of services to subscribers. Provided, however, that if upon default the Distributor does not transfer the subscribers to CUE as provided in Paragraph 13 above, CUE may immediately deactivate or invalidate the Distributor's subscribers upon notice to the Distributor.

          22.  Discontinuance of Operations.  In the event that CUE decides for
               ----------------------------
any reason to discontinue Network operations or services provided hereunder, CUE shall:

               (a) give the Distributor at least ninety (90) days' notice of discontinuance of operation;

               (b) if requested, assign any FM subcarrier agreements used to provide service in the MSA to the Distributor; and

               (c) offer to sell the Distributor, at the then depreciated cost, any equipment located at the radio station, necessary to operate on the FM subcarrier paging system.

          23.  Tradenames.  The Distributor shall provide nationwide and
               ----------
regional paging services under its own name provided that whenever the Distributor advertises paging services the advertisement shall contain the following logo:

                          [LOGO OF CUE APPEARS HERE]

          24.  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed given if delivered personally or by certified mail, return receipt requested, or mailed to the parties at the following addresses:

If to the Distributor:   Satellink Paging, Inc.
                         Attention:  President
                         12 Perimeter Center East
                         Suite 1200
                         Atlanta, Georgia 30346

With a Copy To:          V. Scott Killingsworth
                         Powell, Goldstein, Frazer & Murphy
                         1100 C & S National Bank Building
                         35 Broad Street
                         Atlanta, Georgia  30335

If to CUE:               CUE Paging Corporation
                         Attention:   President
                         2737 Campus Drive
                         Irvine, California 92715

     25.  Assignment.    This Agreement and the rights granted may not be
          ----------
assigned or transferred in whole or in part by the Distributor without prior written consent of CUE. Such consent shall also be required in the event that the controlling shareholder interest in the Distributor changes. This Agreement shall be binding upon and adhere to the benefit of the parties hereto and their approved successors and assigns.

     26.  Severability.  If any of the provisions contained in this Agreement be
          ------------
deemed invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired hereby.

     27.  Miscellaneous. This Agreement, including all amendments, schedules and
          -------------
two (2) attached promissory notes which are hereby incorporated by reference:

          (a) constitutes the entire Agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral. Any variation of this Agreement must be made in writing and signed by both CUE and the Distributor;

          (b) except as expressly stated herein, is not intended to and shall not confer upon any other person any rights or remedies hereunder or otherwise with respect to the subject matter hereof; and

          (c)  shall be governed by the laws of the State of New York.

     28.  Term. The term of this Agreement if ten (10) years, subject to renewal
          ----
  for a further ten (10) year term at the option of either party if the Distributor is not in default in any payment of or terms and conditions of this Agreement at the renewal date.

     29.  Arbitration.   All disputes arising in connection with this Agreement
          -----------
shall be finally settled under the Rules of

Conciliation and Arbitration of the International Chamber of Commerce by three
(3) arbitrators appointed in accordance with the said Rules. The arbitration shall be held in New York, New York.

          IN WITNESS wherever the parties hereto have caused this Agreement to be executed by their duly authorized officers this 2nd day of April, 1990.


                                        CUE PAGING CORPORATION


                                        By: Gordon E. Kaiser
________________________                   -----------------------------------
Witness                              Title: Chairman & Chief Executive Officer
                                           -----------------------------------

                                           SATELLINK PAGING, INC.

                                        By: Jerry W. Mayfield
________________________                   -----------------------------------
Witness                              Title: Executive Vice President
                                           -----------------------------------

                                 SCHEDULE "A"
                                 ------------

                                    REGION

Metropolitan Statistical Area (MSA)
-------------------------------------

 1.       Anniston, AL
 2.      *Birmingham, AL
 3.       Dothan, AL
 4.      *Florence, AL
 5.       Gadsden, AL
 6.      *Huntsville-Decatur, AL
 7.      *Mobile, AL
 8.       Montgomery, AL
 9.      *Tuscaloosa, AL
10.       Albany, GA
11.       Athens, GA
12.       Atlanta, GA
13.       Augusta, GA
14.       Columbus, GA
15.       Macon-Warner Robins, GA
16.       Svannah, GA
17.      *Asheville, NC
18.      *Burlington, NC
19.       Charlotte-Gastonia-Rockhill, NC
20.       Fayetteville, NC
21.       Greensboro-Winston-Salem-High Point, NC
22.       Hickory, NC
23.       Jacksonville, NC
24.       Raleigh-Durham, NC
25.      *Wilmington, NC
26.       Anderson, SC
27.       Charleston, SC
28.       Columbia, SC
29.      *Florence, SC
30.       Greenville-Spartanburg, SC
31.      *Biloxi-Gulfport, MS
32.      *Jackson, MS
33.      *Pascagoula, MS

????? on-MSA Markets
-------------------

          Baxley, GA                       12.       *Bude-Natchez, MS
          Burnswick/Waycross, GA           13.       *Columbus/Starkville, MS
          Manchester, GA                   14.       *Greenwood, MS
          Moultrie, GA                     15.       *Laurel, MS
          Rockmart/Rome/Dalton, GA         16.       *Oxford, MS
          Valdosta                         17.       *Tupelo, MS
         *Vidalia, GA
         *Forest City, NC
         *Lexington, NC
          Washington/Greenville, NC
          Evergreen, AL

Distributor will have operational within 120 days.
CUE has right to sell to MCCA within 120 days, as provided for in Paragraph 17 of the Amendment to the Distribution Agreement.

                                 SCHEDULE "B"
                                 ------------

                                NETWORK CHARGES

   MSA        POPULATION            MSA           INSTALLATION        MONTHLY
  Class          [000]             Group              Charge          Charge
--------------------------------------------------------------------------------
    A         6,000 plus           1 - 4           ***                   ***
    B         4,000-5,999          5 - 7          $***                   ***
    C         2,500-3,999          8 - 13         $***                  $***
    D         1,000-2,499         14 - 37         $***                  $***
    E           500-999           38 - 74         $***                  $***
    F           250-499           75 - 132        $***                  $***
    G           100-249          133 - 258        $***                  $***
    H            50-99           259 +            $***                  $***
    I            30-49           N/A              $***                  $***

*** Denotes portions omitted pursuant to a request for confidential treatment.

                                   AMENDMENT
                         TO THE DISTRIBUTION AGREEMENT
                              DATED APRIL 2, 1990


          This Amendment amends that certain Distribution Agreement dated April 2, 1990 between CUE Paging Corporation and Satellink Paging, Inc. (the Distribution Agreement as herein amended is referred to herein as the "Agreement").

          1. The Agreement is contingent upon CUE and Satellink entering into a mutually acceptable Financing Agreement, which Agreement shall become Schedule "C" to the Agreement and shall be incorporated in the Agreement by reference.

          2. CUE agrees to waive the payment provided under Paragraph 2 of the Agreement on the condition that:


               (a) Satellink retains ownership of the SCA generator equipment located in the MSA identified in Schedule "A" of the Agreement;

               (b) Satellink retains the subcarrier leases applicable to these MSAs and makes all necessary payments thereon to the broadcasters/licensees;

               (c) Satellink allows CUE to distribute nationwide paging signals over the local subcarrier without charge;

               (d) Satellink allows CUE to distribute non-paging traffic over the local subcarrier without charge provided such traffic is off-peak, provided, however, that paging traffic will have priority over non-paging traffic;

               (e) In the event that Satellink decides for any reason to discontinue operations or services provided hereunder, Satellink shall:

                    (i) give CUE at least ninety (90) days' notice of discontinuance of operation;

                    (ii) if requested, assign any FM subcarrier agreements used to provide service in the MSA to CUE; and

                    (iii) offer to sell CUE, at the then depreciated cost, any equipment located at the radio station, necessary to operate on the FM subcarrier paging system; and

               (f) In the event that Satellink makes any general assignment or trust mortgage for the benefit of creditors or is adjudged a bankrupt, Satellink shall:

                    (i) give CUE at lease ninety (90) days' notice of discontinuance of operation;

                    (ii) if requested, assign any FM subcarrier agreements used to provide service in the MSA to CUE; and

                    (iii) offer to sell CUE, at the then depreciated cost, any equipment located at the radio station necessary to operate on the FM subcarrier paging system.

          3. (a) Paragraph 1 to the Agreement is hereby amended to provide that the Distributor's exclusive right to purchase Airtime and Network services for regional paging is subject to the pre-existing contracts that CUE has entered into with respect to regional paging listed on Schedule "D" hereto.

               (b) With respect to nationwide paging services to customers in the Distributor's MSA, (i) the pricing and discounts made available by CUE to the Distributor will equal that made available by CUE to any other distributor(s) and/or any other national marketing contractor(s), and (ii) then either the Distributor will receive a rebate from CUE, or such other nationwide distributor(s) or national marketing contractor(s) will be assessed an additional charge by CUE, to adjust for the additional regional costs that Distributor pays.

          4. Paragraph 1.1(a) of the Agreement is hereby amended to provide that the Distributor may nevertheless continue to provide paging services to those customers in the Distributor's client base as of April 1, 1990 that are not located in the MSA. A list of each such customer is attached hereto as Schedule "E."

          5. For the purposes of this Agreement, (i) the Metropolitan Statistical Areas referred to in Schedule A hereto shall mean cellular Metropolitan Communications Commission; and (ii) a region, for delimiting regional paging, shall mean any area not to exceed five (5) contiguous states unless agreed to in writing.

          6. Paragraph 7 of the Agreement is amended to provide that national marketing activities shall be directed solely to publications and events broadcast, disseminated or advertised nationwide. Sales leads resulting from such national marketing activities that pertain to potential customers located in the Distributor's MSA will be given to the Distributor.

          7. Paragraph 8(c) of the Agreement is further amended to provide that the Distributor may nevertheless sell or lease pagers and airtime (i) to those authorized resellers listed in Schedule F, provided that the authorized resellers will restrict their activities to those MSA's listed in Schedule F and that if such authorized resellers fail to so restrict their activities the Distributor will immediately terminate its relationship with that authorized reseller, (ii) to those customers not located in the MSA that are in the Distributor's existing client base, which customers are listed on Schedule E, and (iii) to Arch Communications ("Arch"), provided that not later than 120 days after the date hereof (as such period may be extended as hereinafter provided) Distributor shall either terminate its existing Distribution Agency Agreement with Arch or obtain from Arch an amendment to such agreement to provide that all sales of Distributor's products and services by Arch thereunder shall be to end users who shall be the direct customers of Distributor. The 120 days period specified in clause (iii) shall be extended by CUE for up to an additional sixty
(60) days upon request of the Distributor subject to approval of such extension by any third parties whose consent thereto may be required by the terms of any agreements with such third parties to which CUE is a party. If Distributor shall fail to terminate the Distribution Agency Agreement or to obtain the agreement of Arch to the amendment thereof within the time and as provided above, then upon the lapse of such time period, Distributor shall release all rights and interest in distributing, selling or promoting the products and services of CUE within the MSA's located in the states of North Carolina and South Carolina by executing all documents necessary for such release; and the principal balance then remaining under the Distributor's five-year-term promissory note of even date herewith in favor of CUE shall be reduced by a credit equal to the sum of the fees paid by the Distributor with respect to North Carolina and South Carolina plus the Distributor's start-up and buildout costs incurred in connection therewith. Distributor shall provide adequate proof of fees paid and start-up and buildout costs incurred. CUE covenants and agrees that, if Distributor shall release its rights and interest with respect to the states of North Carolina and South Carolina as above provided, CUE will not, for the period of one (1) year following the effective date of such release, enter into any Distribution Agreement or agreement or arrangement substantially similar thereto with any entity that was on April 2, 1990 or at any time thereafter a distributor or reseller of Distrubutor in any MSA located in either North Carolina or South Carolina.

          8. Paragraph 11.1 of the Agreement is amended to provide that with respect to Kodak the parties will mutually agree on variations in the National Account program that may be necessary to provide service to Kodak. Variations in the National Account program for other subscribers is the Distributor's current customer base will be discussed and considered by the Parties.

          9. Paragraphs 13 and 13.1 of the Agreement are amended to provide that, upon the transfer to CUE of the Distributor's current subscribers, the compensation shall be the fair market value of such subscriber base as determined by the mutual agreement of the parties or, failing such agreement, determined by arbitration in accordance with Section 29 of the Agreement. The $*** per pager paid by CUE upon such transfer shall be applied against the fair market value so determined, and CUE shall promptly pay to the Distributor the amount by which such fair market value exceeds $*** per pager, or the Distributor shall refund to CUE the amount by which $*** per pager exceeds such fair market value, as the case may be.

          10. Paragraph 14 of the Agreement is amended to provide that the Distributor may nevertheless enter into agreements to provide solely local paging services without CUE's approval.

          11. Paragraph 16 of the Agreement is amended to provide that the control and responsibility for the equipment

*** Denotes portions omitted pursuant to a request for confidential treatment.

owned or leased by the Distributor shall be retained, rest and remain solely the prerogative and obligation of the Distributor. No provision of this Agreement shall be construed as vesting in CUE any control whatsoever of the Distributor's communication facilities and operations, absent an Event of Default or termination of services by the Distributor.

          12. (a) Paragraph 20 of the Agreement is amended to provide that the Distributor may expand its system in the MSA in its sole discretion and at its sole cost.

               (b) Paragraph 20 of the Agreement is amended to provide that, if the traffic over the CUE Network reaches 75% of capacity, CUE will adjust its nationwide and regional service distribution so as to optimize service.

          13. The parties agree the Distributor shall attempt to raise, within 120 days of the date of this Agreement, new common equity funding for the Distributor equal to at least twenty (20%) percent of the total debt of the Distributor on the date of this Agreement, which shall be in the form of cash invested for the issuance of additional shares of Distributor's common or preferred stock. If the Distributor is unable to obtain such additional equity funds, it shall, at its option, either:

               (a) release all rights and interest in distributing, selling or promoting the products and services of CUE within the MSA's located in the states of North Carolina and South Carolina by executing all documents necessary for such release; and the principal balance then remaining under the Distributor's five-year-term promissory note of even date herewith in favor of CUE shall be reduced by a credit equal to the sum of the fees paid by the Distributor with respect to North and South Carolina plus the Distributor's start-up and buildout costs incurred in connection therewith. Distributor shall provide adequate proof of fees paid and start-up and buildout costs incurred; or,

               (b) Immediately reduce its debt to CUE, evidenced by the Promissory Note, attached hereto as Exhibit "___" and incorporated herein by reference, by the sum of *** Dollars.

          14. The Distributor shall have a period of 120 days within which to install the equipment for the provision of service to those Metropolitan Statistical Areas in North Carolina, South Carolina and Alabama that are marked with an asterisk on Schedule "A" to the Distribution Agreement. As to each such Metropolitan Statistical Area with respect to which the Distributor does not satisfy the foregoing requirement, the Distributor shall relinquish and reconvey to CUE the Distributor's rights and interest in distributing, selling or promoting the products and services of CUE within such Metropolitan Statistical Areas and the principal balance then remaining under the Distributor's five-year-term promissory note of even date herewith in favor of CUE shall be reduced by a credit equal to the fees paid by the Distributor attributable to such relinquished Metropolitan Statistical Areas.

          15. Paragraph 1.1(c) is hereby amended to provide that if CUE Airtime and Network services should suffer a lack of capacity, the Distributor shall have the right to arrange additional Airtime and Network services through other sources, provided that the Distributor notifies CUE in working of any lack of capacity which Distributor believes exists or will exist at least 120 days before utilizing any other such sources. Lack of adequate capacity shall be deemed to exist if the response time between a completed call to the paging switch and notification of the pager exceeds three (3) minutes at peak time of day as verified by an independent engineer.

          16. Paragraph 1.1(c) is hereby amended to provide that if CUE Airtime and Network services should suffer a lack of capacity, the Distributor shall have the right to arrange additional Airtime and Network services through other sources, provided that the Distributor notifies CUE in working of any lack of capacity which Distributor believes exists or will exist at least 120 days before utilizing any other such sources. Lack of adequate capacity shall be deemed to exist if the response time between a completed call to the paging switch and notification of the pager exceeds three (3) minutes at peak time of day as verified by an independent engineer.

          17. (a) The parties agree that CUE, for a period of 120 days from the date hereof, will attempt to sell all distribution rights to its products and services within the state of Mississippi to Mobile Communication

*** Denotes portions omitted pursuant to a request for confidential treatment.

                    Corporation of America ("MCCA"). If such rights are sold, the principal balance then remaining due under the Distributor's five-year-term promissory note of even date herewith shall be reduced by the total cost of all capital expenditures made by Distributor within the state of Mississippi and by any and all franchise or affiliation fees paid by Distributor. Distributor shall provide satisfactory proof of the amount of such capital expenditures, franchise and affiliation fees to CUE. Any amount received by CUE as an affiliation fee for distribution rights formerly held by Distributor in Mississippi in excess of the affiliation fee paid by Distributor shall be paid to Distributor by CUE.

               (b) If CUE fails to sell such distribution rights within 120 days, those rights shall continue in Distributor, provided that Distributor agrees to establish operational facilities in the following markets within one hundred eighty (180) days of the date hereof:

                    1.   Bude-Natchez, MS
                    2.   Columbus/Starkville, MS
                    3.   Greenwood, MS
                    4.   Laurel, MS
                    5.   Oxford, MS
                    6.   Tupelo, MS

If Distributor will not agree to establish such facilities within one hundred eighty (180) days of the date hereof or fails to establish such facilities
                                     --
within one hundred eighty (180) days of the date hereof, distribution rights for CUE's products and services in the state of Mississippi will be transferred to CUE by Distributor for an amount determined and paid in accordance with the terms outlined in Paragraph 17 (a).

          18. All schedules contemplated in the Agreement or in this Amendment that are not attached upon the execution hereof shall be prepared in good faith and attached to the originals of such documents within fourteen (14) days after the execution hereof, whereupon such schedules shall automatically be incorporated therein.

          19. All rights and remedies provided either party to the Agreement in the event of default or termination of services, whether contained in the Agreement, its Amendments or its exhibits, shall survive the termination of the Agreement.

          AGREED TO AND ACCEPTED this 2nd day of April, 1990.


                                          CUE PAGING CORPORATION

/s/ K. J. Smith                        By: /s/ Gordon E. Kaiser
---------------                           ---------------------------
Witness                             Title: Chairman and Chief Executive Officer
                                          -------------------------------------


                                          SATELLINK PAGING, INC.

                                       By: /s/ Jerry W. Mayfield
_______________                           ---------------------------
Witness                             Title: Executive Vice President
                                          ---------------------------


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